Management Discussion
and
Third Quarter Report 2006

Tri-Continental
Corporation

an investment you can live with

Tri-Continental Corporation

This Management Discussion is intended only for the information of Stockholders who have received the current prospectus for Tri-Continental Corporation. You should consider the investment risks, charges, and expenses of Tri-Continental before purchasing shares. The prospectus, which contains information about these factors and other information, should be read carefully before purchasing shares. The prospectus may be obtained by calling Stockholder Services at 800-TRI-1092.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice. Tri-Continental is actively managed, and its holdings are subject to change. For a complete listing of portfolio holdings, please consult Tri-Continental’s third quarter report.

TRI-CONTINENTAL MANAGEMENT DISCUSSION
Interview with Your Portfolio Manager, John B. Cunningham

What were Tri-Continental’s investment results for the nine months ended September 30, 2006?

For the nine months ended September 30, 2006, Tri-Continental delivered a total return of 14.38% based on market price and 9.08% based on net asset value (NAV). During the same period, Tri-Continental’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), returned 8.52%, and the Corporation’s peers, as measured by the Lipper Closed-End Core Funds Average, returned 7.59%, and the Lipper Closed-End Growth & Income Funds Average returned 8.73% .

What market conditions and events materially affected Tri-Continental’s performance during the period?

Despite some ups and downs, the market has been relatively strong overall, year-to-date. The year began on a strong note with the market delivering solid gains through mid-May and several of the major indices hitting five-year highs. Concerns over slowing economic growth, consumer spending, and the housing market, coupled with inflationary fears and uncertainty over further Fed action, led to a change in investors’ risk tolerance and we saw a bout of profit taking. Oil prices hit an all-time high in mid-July as Middle East tensions flared over Lebanon’s attack on Israel and Iran’s potential nuclear ambitions, further fueling the summer sell-off.

August, however, brought a sharp retreat in oil prices as a UN sanctioned cease-fire between Lebanon and Israel and a slowing US economy relieved some of the upward price pressure. We also saw a decrease in longer-term interest rates as the 10-Year US Treasury Bond rate declined considerably over a relatively short period of time. Inflation remained in check, and the Fed’s pause in August and at the subsequent Federal Open Market Committee (FOMC) meeting in September signaled to investors that it might be finished with its interest rate raising campaign, at least for the time being. With a favorable backdrop of lower oil prices and longer-term interest rates, we saw a renewal of investor interest and the market traded straight up from the year’s low in June through the end of the period.

What investment strategies and techniques materially affected Tri-Continental’s performance during the period?

Tri-Continental was well positioned for the third quarter rebound and as a result, garnered strong gains, outperforming the benchmark year-to-date. We were able to take advantage of some weakness throughout the summer, looking particularly at stocks and sectors we thought had been oversold. Stock selection within Information Technology, Health Care, and Consumer Staples was instrumental in propelling performance upward for the period.

Not part of third quarter report

1

Tri-Continental Corporation

Weaker stock selection within Materials, Financials, and Industrials offset gains to some extent, but on the whole, the positives outweighed the negatives.

Information Technology was the Corporation’s largest sector weighting for the period. Tri-Continental was overweight, relative to the benchmark, and while the sector posted modest gains for the benchmark, stock selection, in particular Mercury Interactive, the largest contributing issue for the period, resulted in considerable relative outperformance. Cogent, a biometric tech company, was one of the top detracting issues for the period, though it was more than offset by Mercury Interactive’s upward drive on performance.

Tri-Continental’s second largest weighting for the period was in Financials, a sector that delivered strong absolute gains for the period. Tri-Continental was slightly underweight, and stock selection within the sector resulted in relative underperformance.

Health Care was the Corporation’s third largest sector allocation. Tri-Continental was overweight in the area, and outperformed the benchmark, with considerable contribution from Pfizer. The pharmaceutical giant was one of the portfolio’s top contributors for the period as well as one of its top holdings at the close of the period. Boston Scientific was the largest detractor from Tri-Continental’s performance for the period, underperforming over concerns relating to its acquisition of Guidant earlier in the period.

The Consumer Staples sector had the largest positive impact on the Corporation’s performance for the period. Consumer Discretionary was also an area of overall positive contribution, though Dollar General, a retailer in the sector, whose lower-end customers are more affected by higher energy prices, was a top detractor from Tri-Continental’s performance. The largest area of underperformance for the period was the Materials sector, which included one of the Corporation’s top detracting issues, containerboard company Smurfit-Stone.

Though it comprised a small weighting in the benchmark as well as in Tri-Continental’s portfolio, Telecomm Services was the highest returning sector for the Corporation and benchmark for the period. BellSouth, which agreed to merge with AT&T during the period, was a top contributing issue to the Corporation’s investment results. Energy company Exxon Mobil was also a top contributor for the period.

What is your outlook?

In terms of our current positioning, though we plan to maintain an overweight in the sector, we have been scaling back in Information Technology, taking advantage of some of the recent run-ups. We’ve also narrowed our underweighting in Energy as commodity prices have eased and stock prices have come down. As of September 30, we have raised our cash position, but we’re comfortable with the higher weighting and will be looking to redeploy cash as attractive opportunities arise.

We believe the environment as we head into 2007 will be a constructive one. Following the October FOMC meeting, the Fed remains on hold with respect to changing the federal funds rate — the rate banks charge each other on overnight loans. If oil prices continue to retreat, we believe it will help boost consumer confidence, and perhaps spending as well. Capital spending by businesses remains solid and we expect this to continue. Corporate profitability and earnings growth, while slowing, remain strong.

Overall, we believe stock valuations are attractive. We started the year expecting stocks to finish 2006 with high single-digit or low double-digit gains. Given current economic, market, and business conditions, we believe this is still the case, which means that there could be some upside for investors over the balance of the year.

Not part of third quarter report

2

Tri-Continental Corporation

THIRD QUARTER REPORT 2006

November 17, 2006

To the Stockholders:

     We are pleased to present your third quarter report for Tri-Continental Corporation. The report contains Tri-Continental’s investment results and portfolio of investments.

     For the nine months ended September 30, 2006, Tri-Continental delivered a total return of 14.38% based on market price and 9.08% based on net asset value (NAV). This compares favorably to Tri-Continental’s benchmark, the S&P 500 Index, which returned 8.52%, the Lipper Closed-End Core Funds Average, which returned 7.59%, and the Lipper Closed-End Growth & Income Funds Average, which returned 8.73% for the period.

     On November 16, 2006, the Board of Directors voted to renew Tri-Continental’s stock repurchase program. The program allows the Corporation to repurchase up to 5% of its common stock in the open market from January 1, 2007 through December 31, 2007, as long as its discount to NAV exceeds 10%. The repurchase program has demonstrated a positive impact on Tri-Continental’s NAV, since the Corporation has been able to purchase shares at a discount and retire them at NAV. Further, it has reduced the long-term growth of the number of shares outstanding as well as the dilutive effect of issuing shares for reinvestment of dividends or capital gains.

     Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended September 30, 2006

			Average Annual
	Three Months*	Nine Months*	One Year	Three Years	Five Years	Ten Years
Market Price	8.43%	14.38%	16.82%	13.50%	5.29%	6.78%
Net Asset Value	7.48	9.08	11.70	12.40	5.41	6.18
S&P 500 Index**	5.66	8.52	10.78	12.29	6.97	8.59
Lipper Closed-End
Core Funds Average**	2.60	7.59	8.50	10.60	6.23	6.29
Lipper Closed-End
Growth & Income
Funds Average**	4.48	8.73	10.29	12.46	7.08	7.83

PRICE PER SHARE

	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Market Price	$21.03	$19.46	$20.24	$18.58
Net Asset Value	23.92	22.33	23.13	22.16

DIVIDEND AND CAPITAL GAIN PER SHARE AND YIELD INFORMATION
For the Nine Months Ended September 30, 2006

	Capital Gain/Loss
Dividends Paid‡	Realized†	Unrealized Gain††	Unrealized Loss††	SEC 30-Day YieldØ
$0.21	$2.70	$0.40	$(1.03)	1.16%

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. J. & W. Seligman & Co. Incorporated, the investment manager of the Corporation, made certain payments to the Corporation in May 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. An investment in Tri-Continental is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

*	Returns for periods of less than one year are not annualized.
**	The Lipper Closed-End Core Funds Average, the Lipper Closed-End Growth & Income Funds Average (the “Lipper Averages”), and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages exclude the effect of taxes and any costs associated with the purchase of shares, and the S&P 500 Index excludes the effect of fees, taxes, and sales charges. The Lipper Closed-End Core Funds Average measures the performance of closed-end funds that, by portfolio practice, typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Closed-End Growth & Income Funds Average measures the performance of closed-end funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends.
The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest in an index or an average.
‡	Preferred Stockholders were paid dividends totaling $1.875 per share.
†	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future realized capital gains.
††	Represents the per share amount of gross unrealized gain or loss of portfolio securities as of September 30, 2006.
Ø	Current yield, representing the annualized yield for the 30-day period ended September 30, 2006, has been computed in accordance with SEC regulations and will vary.
1

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Corporation’s prospectus or statement of additional information.

Tri-Continental Corporation

Largest Portfolio Changes
July 1, 2006 to September 30, 2006

Largest Purchases	Largest Sales
3M Company*	Bank of America Corporation
Best Buy Co., Inc.*	CVS Corporation**
Capital One Financial Corporation*	Mercury Interactive Corporation**
Sun Trust Banks, Inc.*	Procter & Gamble Company (The)**
Comverse Technology, Inc.*	JPMorgan Chase & Co.
Harrah’s Entertainment, Inc.*	Hewlett-Packard Company**
Morgan Stanley*ø	McDonald’s Corporation**
Foot Locker, Inc.*	Cisco Systems, Inc.
Genentech, Inc.*	Dow Chemical Co. (The)**
Goldman Sachs Group, Inc. (The)*ø	Comcast Corporation Class A**

Largest portfolio changes from the previous period to the current period are based on cost of puchases and proceeds from sales of securities, listed in descending order.

__________________
   * Position added during the period.
** Position eliminated during the period.
  ø Short-term corporate notes.

Ten Largest Equity Holdings†
September 30, 2006

	Cost	Value
	(000s)	(000s)
General Electric Company	$91,518	$81,336
Altria Group, Inc.	71,371	69,246
Citigroup Inc.	60,921	61,801
Exxon Mobil Corporation	54,909	61,202
Microsoft Corp.	46,861	46,405
American International Group, Inc.	38,628	42,559
Pfizer Inc.	55,901	42,249
Chevron Corporation	34,623	38,851
QUALCOMM Inc.	39,997	35,743
Wellpoint, Inc.	34,366	35,081
	$529,095	$514,473

There can be no assurance that the securities presented have remained or will remain in the Corporation’s portfolio. Information regarding the Corporation’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

__________________
† Excludes options purchased.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	September 30, 2006

	Shares or
	Warrants		Value
COMMON STOCKS
AND WARRANTS 83.2%
AEROSPACE AND
DEFENSE 2.7%
Boeing Company (The)	326,900	shs.	$25,776,065
General Dynamics Corporation	191,800		13,746,306
Honeywell International Inc.	712,500		29,141,250
Raytheon Company (Warrants)*
(exercise price of $37.50,
expiring 6/16/2011)	23,639	wts.	337,329
			69,000,950
AIR FREIGHT AND
LOGISTICS 0.6%
FedEx Corp.	143,200	shs.	15,562,976

BEVERAGES 0.8%
Coca-Cola Company (The)	220,200		9,838,536
Coca-Cola Enterprises Inc.	562,400		11,714,792
			21,553,328
BIOTECHNOLOGY 2.9%
Amgen Inc.*	400,500		28,647,765
Genentech, Inc.*	224,000		18,524,800
Pharmion Corporation*	1,222,425		26,343,259
			73,515,824
CAPITAL MARKETS 3.4%
Bank of New York
Company, Inc. (The)	633,500		22,337,210
Goldman Sachs
Group, Inc. (The)	66,600		11,266,722
Legg Mason, Inc.	216,100		21,795,846
Merrill Lynch & Co. Inc.	211,100		16,512,242
Morgan Stanley	207,000		15,092,370
			87,004,390
CHEMICALS 0.8%
E.I. Du Pont de Nemours
and Company	459,200		19,672,128

COMMERCIAL BANKS 1.7%
Sun Trust Banks, Inc.	286,900		22,171,632
Wachovia Corporation	354,000		19,753,200
			41,924,832
COMMERCIAL SERVICES
AND SUPPLIES 0.8%
Waste Management Inc.	544,700		19,979,596

COMMUNICATIONS
EQUIPMENT 5.1%
Cisco Systems, Inc.*	512,380		11,784,740
Comverse Technology, Inc.*	1,071,200		22,966,528
Corning Incorporated*	944,149		23,046,677
Lucent Technologies, Inc.*	4,229,400		9,896,796
Lucent Technologies, Inc.
(exercise price of $2.75,
expiring 12/10/2007)*	11,626,025	wts.	2,208,945
Motorola, Inc.	499,600	shs.	12,490,000
Nokia Corp. (ADR)	617,300		12,154,637
QUALCOMM Inc.	983,300		35,742,955
			130,291,278
COMPUTERS AND
PERIPHERALS 2.7%
EMC Corporation*	2,487,600		29,801,448
International Business
Machines Corporation	307,320		25,181,801
Seagate Technology*	537,800		12,417,802
			67,401,051
CONSUMER FINANCE 0.9%
Capital One
Financial Corporation	296,300		23,306,958

CONTAINERS AND
PACKAGING 1.2%
Smurfit-Stone
Container Company*	2,691,500		30,144,800

DIVERSIFIED FINANCIAL
SERVICES 5.0%
Bank of America Corporation	532,040		28,501,383
CIT Group Inc.	205,000		9,969,150
Citigroup Inc.	1,244,230		61,800,904
JPMorgan Chase & Co.	575,600		27,030,176
			127,301,613
DIVERSIFIED
TELECOMMUNICATION
SERVICES 1.4%
Citizens Communications
Company	1,071,000		15,036,840
Verizon Communications Inc.	167,500		6,219,275
Windstream Corporation	1,146,300		15,119,697
			36,375,812

_________________
See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	September 30, 2006

	Shares	Value
ELECTRONIC EQUIPMENT
AND INSTRUMENTS 0.5%
Symbol Technologies, Inc.	826,200	$12,277,332

ENERGY EQUIPMENT
AND SERVICES 1.0%
Halliburton Company	375,400	10,680,130
Tidewater Inc.	349,500	15,444,405
		26,124,535
FOOD AND STAPLES
RETAILING 2.0%
Rite Aid Corporation*	2,761,300	12,536,302
SUPERVALU INC.	440,200	13,051,930
Wal-Mart Stores, Inc.	515,220	25,410,650
		50,998,882
HEALTH CARE EQUIPMENT
AND SUPPLIES 1.9%
Bausch & Lomb Inc.	123,400	6,186,042
Boston Scientific Corporation*	1,492,600	22,075,554
Medtronic, Inc.	402,900	18,710,676
		46,972,272
HEALTH CARE PROVIDERS
AND SERVICES 3.1%
Aetna Inc.	639,200	25,280,360
UnitedHealth Group
Incorporated	380,800	18,735,360
WellPoint Inc.*	455,300	35,080,865
		79,096,585
HOTELS, RESTAURANTS
AND LEISURE 0.9%
Harrah’s Entertainment, Inc.	333,400	22,147,762

INDUSTRIAL
CONGLOMERATES 4.4%
3M Company	405,800	30,199,636
General Electric Company	2,304,150	81,336,495
		111,536,131
INSURANCE 3.4%
Allstate Corporation (The)	124,200	7,791,066
American International
Group, Inc.	642,300	42,558,798
MetLife, Inc.	173,300	9,822,644
UnumProvident Corporation	489,300	9,487,527
XL Capital Ltd. Class A	243,800	16,749,059
		86,409,094

INTERNET SOFTWARE
AND SERVICES 2.0%
Google Inc. Class A*	61,900	24,877,610
McAfee Inc.*	560,400	13,707,384
Yahoo! Inc.*	491,000	12,412,480
		50,997,474
MACHINERY 0.7%
Illinois Tool Works Inc.	399,160	17,922,284

MEDIA 2.3%
Clear Channel
Communications, Inc.	411,800	11,880,430
News Corp. Class A	777,400	15,275,910
Time Warner Inc.	1,700,900	31,007,407
		58,163,747
METALS AND MINING 0.9%
Alcoa Inc.	447,600	12,550,704
Freeport-McMoRan Copper
& Gold Inc. Class B	177,500	9,453,650
		22,004,354
MULTI-UTILITIES 1.0%
Dominion Resources, Inc.	188,900	14,448,961
DTE Energy Company	236,600	9,821,266
		24,270,227
MULTILINE RETAIL 1.4%
Dollar General Corporation	1,770,300	24,129,189
Target Corp.	210,000	11,602,500
		35,731,689
OIL, GAS AND
CONSUMABLE FUELS 6.6%
Chevron Corporation	599,000	38,851,140
ConocoPhillips	512,200	30,491,266
Exxon Mobil Corporation	912,100	61,201,910
Murphy Oil Corporation	373,525	17,761,114
Sunoco, Inc.	304,200	18,918,198
		167,223,628
PHARMACEUTICALS 4.9%
Forest Laboratories, Inc.*	351,600	17,794,476
Johnson & Johnson	150,607	9,780,419
Lilly Eli & Company	129,300	7,370,100
Pfizer Inc.	1,489,738	42,248,970
Valeant Pharmaceuticals
International	791,500	15,655,870
Wyeth	611,800	31,103,912
		123,953,747

_________________
See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	September 30, 2006

	Shares or Shares Subject to Call/Put	Value
REAL ESTATE MANAGEMENT
AND DEVELOPMENT 0.3%
Realogy Corporation*	283,050	$6,419,574

ROAD AND RAIL 0.1%
Avis Budget Group, Inc.*	113,220	2,070,794

SEMICONDUCTORS AND
SEMICONDUCTOR
EQUIPMENT 1.9%
Broadcom Corporation Class “A”*	426,000	12,924,840
Marvell Technology Group Ltd.*	692,300	13,409,850
Maxim Integrated Products, Inc.	371,800	10,436,426
Texas Instruments Incorporated	344,500	11,454,625
		48,225,741
SOFTWARE 4.0%
Activision, Inc.*	573,000	8,652,300
Business Objects S.A.*	434,700	14,818,923
Cogent Inc.*	2,256,000	30,974,880
Microsoft Corp.	1,697,956	46,405,137
		100,851,240
SPECIALTY RETAIL 4.5%
Abercrombie & Fitch Co. Class A	179,300	12,457,764
Best Buy Co., Inc.	600,000	32,136,000
Foot Locker, Inc.	801,600	20,240,400
The Home Depot, Inc.	837,400	30,372,498
Urban Outfitters, Inc.*	1,103,800	19,526,222
		114,732,884
THRIFTS AND
MORTGAGE FINANCE 1.1%
Fannie Mae	244,100	13,647,631
Freddie Mac	223,700	14,838,021
		28,485,652
TOBACCO 2.7%
Altria Group, Inc.	904,580	69,245,599

WIRELESS
TELECOMMUNICATION
SERVICES 1.6%
American Tower Corporation
Class A*	348,400	12,716,600
Sprint Nextel Corporation	1,566,700	26,868,905
		39,585,505
TOTAL COMMON STOCKS
AND WARRANTS		2,108,482,268

OPTIONS PURCHASED 2.8%
BEVERAGES 0.1%
The Coca-Cola Company, Call
expiring January 2008 at $15	4,636	3,106,120

BIOTECHNOLOGY 0.0%
Pharmion Corporation, Call
expiring December 2006
at $17.5	2,668	1,200,600

COMMUNICATIONS
EQUIPMENT 0.3%
Comverse Technology Inc., Call
expiring January 2008 at $20	11,622	5,927,220
Corning Incorporated, Call
expiring January 2007 at $22.5	7,706	2,620,040
		8,547,260
COMPUTERS AND
PERIPHERALS 0.2%
Dell Inc., Call expiring
January 2008 at $25	13,002	3,705,570
Seagate Technology, Call
expiring January 2007 at $17.50	3,783	2,307,630
		6,013,200
CONSUMER FINANCE 0.2%
Capital One Financial Corporation,
Call expiring January 2008 at $80	3,836	4,449,760

FOOD PRODUCTS 0.0%
Kraft Foods Inc., Put
expiring March 2007 at $30	2,694	107,760

HEALTH CARE EQUIPMENT
AND SUPPLIES 0.4%
Bausch & Lomb Inc., Call
expiring January 2008 at $50	3,365	2,877,075
Boston Scientific Corporation, Call
expiring January 2009 at $20	10,746	2,417,850
St. Jude Medical Inc. Call,
expiring January 2008 at $35	5,647	3,585,845
		8,880,770
INDUSTRIAL
CONGLOMERATES 0.0%
3M Company, Call
expiring January 2009 at $80	446	374,640

_________________
See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	September 30, 2006

	Shares Subject to Call/Put, Partnership Interest or Principal Amount		Value
INTERNET SOFTWARE
AND SERVICES 0.2%
eBay Inc., Call
expiring January 2008 at $30	4,969	shs.	$2,484,500
Yahoo!, Inc., Call
expiring January 2009 at $30	4,910		2,307,700
			4,792,200
MULTILINE RETAIL 0.1%
Dollar General Corp. Call
expiring January 2008 at $15	18,249		2,828,595

OIL, GAS AND
CONSUMABLE FUELS 0.0%
Murphy Oil Corporation, Call
expiring January 2008 at $50	1,895		1,174,900

PHARMACEUTICALS 0.1%
Bristol-Myers Squibb Company, Call
expiring January 2008 at $20	2,638		1,424,520

SEMICONDUCTORS AND SEMICONDUCTOR
EQUIPMENT 0.1%
Marvell Technology Group, Ltd.,
Call expiring January 2009
at $20	5,331		3,518,460

SOFTWARE 0.5%
Activision, Inc., Call
expiring January 2008 at $15	15,812		5,455,140
Cogent, Inc., Call
expiring December 2006 at $15	13,974		1,607,010
Cogent, Inc., Call
expiring March 2007 at $12.5	12,611		3,783,300
			10,845,450
TOBACCO 0.5%
Altria Group Inc., Call
expiring January 2008 at $85	12,180		4,993,800
Altria Group Inc., Call
expiring January 2008 at $80	8,116		4,707,280
Altria Group Inc., Call
expiring January 2008 at $75	3,148		2,612,840
			12,313,920

WIRELESS
TELECOMMUNICATION
SERVICES 0.1%
Sprint Nextel Corporation, Call
expiring January 2009 at $20	10,357		2,433,895
TOTAL OPTIONS PURCHASED			72,012,050

TRI-CONTINENTAL
FINANCIAL
DIVISION† 0.1%
WCAS Capital Partners II,
L.P.	$4,301,124		1,801,926
Whitney Subordinated
Debt Fund, L.P.	1,214,850		19,478
TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION			1,821,404
SHORT-TERM
HOLDINGS 12.4%
CORPORATE NOTES 3.9%
Goldman Sachs Group (The):
13%, 12/20/06††(1)	12,130,000		11,917,604
8.25%, 7/27/07††(2)	11,675,060		11,780,077
13.75%, 8/2/07††(3)	17,999,490		19,161,148
9.8%, 9/27/07††(4)	12,009,268		12,175,883
Merrill Lynch & Co., Inc.
13.6%, 3/27/07††(5)	12,012,477		12,350,809
Morgan Stanley:
10.6%, 3/27/07††(6)	12,014,087		12,604,085
10.25%, 8/25/07††(6)	19,194,138		19,674,588
			99,664,194
TIME DEPOSITS 7.7%
Bank of Montreal,
5.3125%, 10/2/06	94,583,000		94,583,000
Royal Bank of Scotland,
5.34%, 10/2/06	100,000,000		100,000,000
			194,583,000
US TREASURY NOTES 0.8%
US Treasury Notes
2.875%, 11/30/06	20,895,000	#	20,831,354
TOTAL SHORT-TERM
HOLDINGS			315,078,548

_________________
See footnotes on page 8.

Tri-Continental Corporation

Portfolio of Investments (unaudited)	September 30, 2006

Value
TOTAL
INVESTMENTS 98.5%	$2,497,394,270
OTHER ASSETS LESS
LIABILITIES 1.5%	38,662,342
NET INVESTMENT
ASSETS 100.0%	$2,536,056,612

Schedule of Options Written (unaudited)	September 30, 2006

	Shares
	Subject to
	Call/Put		Value
PUT OPTIONS WRITTEN
Hewlett-Packard Company,
expiring November 2006
at $35	540,500	shs.	$(513,475)
Foot Locker Inc., expiring
November 2006 at $25	93,400		(126,090)
TOTAL OPTIONS WRITTEN
(Premium received $1,059,254)			$(639,565)

___________________
The cost of investments for federal income tax purposes was $2,565,556,820.
The tax basis gross unrealized appreciation and depreciation of portfolio securities were $41,304,043 and $109,466,593, respectively.
*	Non-income producing security.
†

At September 30, 2006, the Tri-Continental Financial Division comprised two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at September 30, 2006, were as follows:

Investments	Acquisition Date(s)	Cost	Value
WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,301,124	$1,801,926
Whitney Subordinated Debt Fund, L.P.	7/12/89 to 11/10/98	1,214,850	19,478
		$5,515,974	$1,821,404
††	The security may be offered and sold only to a “qualified institutional buyer” under Rule 144A of the Securities Act of 1933.
(1)

These notes are exchangeable at maturity for the value of the common stock of five companies in the home building industry. The maturity value of each stock is limited to 115% of the stock’s price at the date of purchase of the notes.

(2)

These notes are exchangeable at maturity for the value of the common stock of Yahoo! (Internet Software and Services). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(3)

These notes are exchangeable at maturity for the value of the common stock of Marvell Technology Group (Semiconductors and Semiconductor Equipment). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(4)

These notes are exchangeable at maturity for the value of the common stock of Seagate Technology (Computers and Peripherals). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(5)

These notes are exchangeable at maturity for the value of the common stock of Peabody Energy (Oil, Gas and Consumable Fuels). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(6)

These notes are exchangeable at maturity for the value of the common stock of eBay (Internet Software and Services). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

#	All or part of the security is held as collateral for options written. As of September 30, 2006, the value of securities held as collateral was $20,831,354.
ADR — American Depositary Receipt.
Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Fixed income securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient. Please consult Tri-Continental’s prospectus for the terms and conditions of these services.

Automatic Dividend Investment and Cash Purchase Plan. Subject to the terms and conditions set forth in the prospectus, Stockholders may automatically purchase additional shares with dividends and capital gains. There is no charge for this service. Stockholders may also, subject to the terms and conditions of the prospectus, purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

Automatic Cash Withdrawal Plan. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation.

Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 70½ may contribute up to $4,000 per year to a Traditional IRA for 2006. A working or non-working spouse may also contribute up to $4,000 to a separate Traditional IRA for 2006. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to a Traditional IRA of up to $1,000. Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2006 is less than $50,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $75,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $4,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $4,000 in any year. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to either a Roth IRA or Traditonal IRA of up to $1,000. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59½, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth

Tri-Continental Corporation

Stockholder Services (continued)

IRA even if you are over age 70½ (if you have earned income), and you are not required to take minimum distributions at age 70½. You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $44,000 per participant. For retirement plan purposes, no more than $220,000 may be taken into account as earned income under the plan in 2006. Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $12,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $24,000 a year.

Stock Repurchase Program. On November 17, 2005, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 5% of the Corporation’s shares during the period from January 1, 2006 through December 31, 2006, provided that the discount of a share’s market price to its net asset value (“NAV”) remains greater than 10%. The stock repurchase plan seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of outstanding shares, increase the liquidity of Tri-Continental’s common stock, and reduce the dilutive impact on Stockholders who do not take capital gains distributions, when such distributions are made, in additional shares.

     Between January 1, 2006 and September 30, 2006, 3.9 million shares were repurchased. This is approximately 3.6% of the shares outstanding at the beginning of the period. The repurchase of additional shares is expected to continue through December 31, 2006, as long as the discount remains above 10%.

     On November 16, 2006, the Board of Directors voted to renew Tri-Continental’s stock repurchase program. The program allows the Corporation to repurchase up to 5% of its common stock in the open market from January 1, 2007 through December 31, 2007, as long as its discount to NAV exceeds 10%.

Tri-Continental Corporation

Board of Directors

John R. Galvin (1,3)
Dean Emeritus, Fletcher School of Law
     and Diplomacy at Tufts University
Chairman Emeritus, American Council
     on Germany

Frank A. McPherson (2,3)
Retired Chairman of the Board and Chief Executive
     Officer, Kerr-McGee Corporation
Director, DCP Midstream GP, LLP, Integris Health,
     Oklahoma Chapter of the Nature Conservancy,
     Oklahoma Medical Research Foundation,
     Boys and Girls Clubs of Oklahoma,
     Oklahoma City Public Schools Foundation, and
     Oklahoma Foundation for Excellence in Education

Betsy S. Michel (1,3)
Trustee, The Geraldine R. Dodge Foundation

William C. Morris
Chairman, J. & W. Seligman & Co. Incorporated,
     Carbo Ceramics Inc., Seligman Advisors, Inc.,
     and Seligman Services, Inc.
Director, Seligman Data Corp.
President and Chief Executive Officer,
The Metropolitan Opera Association	Leroy C. Richie (1,3)
Counsel, Lewis & Munday, P.C.
Chairman and Chief Executive Officer,
     Q Standards Worldwide, Inc.
Director, Kerr-McGee Corporation, Infinity, Inc.,
     and Vibration Control Technologies, LLC
Lead Outside Director, Digital Ally Inc.
Director and Chairman, Highland Park Michigan
     Economic Development Corp.
Chairman, Detroit Public Schools Foundation

Robert L. Shafer (2,3)
Ambassador and Permanent Observer of the Sovereign
     Military Order of Malta to the United Nations

James N. Whitson (1,3)
Retired Executive Vice President and Chief Operating
     Officer, Sammons Enterprises, Inc.
Director, CommScope, Inc.

Brian T. Zino
Director and President,
     J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company,
     Seligman Advisors, Inc., and Seligman Services, Inc.
Member of the Board of Governors,
Investment Company Institute
__________________
Member:	(1) Audit Committee (2) Director Nominating Committee (3) Board Operations Committee

Tri-Continental Corporation

Executive Officers

William C. Morris	Thomas G. Rose
Chairman	Vice President
Brian T. Zino	Lawrence P. Vogel
President and Chief Executive Officer	Vice President and Treasurer
John B. Cunningham	Frank J. Nasta
Vice President	Secretary
Eleanor T. M. Hoagland	Marco F. Acosta
Vice President and Chief Compliance Officer	Assistant Vice President
Charles W. Kadlec
Vice President

Additional Fund Information

Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800) TRI-1092	Stockholder Services
100 Park Avenue	(800) 445-1777	Retirement Plan Services
New York, NY 10017	(212) 682-7600	Outside the United States
	(800) 622-4597	24-Hour Automated
Stockholder Service Agent		Telephone Access Service
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries To:
P.O. Box 9759
Providence, RI 02940-9759

This report is intended only for the information of Stockholders who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing and may be obtained by calling Stockholder Services at 800-TRI-1092.

Tri-Continental Corporation
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
INVESTMENT MANAGERS AND ADVISORS
ESTABLISHED 1864

CETRI3c 9/06